                                                                    EXHIBIT 99.2
                                                                    ------------

MORGAN STANLEY
2003-SD1
JUNE 1, 2003 SCHEDULED BALANCES
COUNTRYWIDE LOANS; PERFORMING
410 RECORDS
BALANCE: 59,581,768


SELECTION CRITERIA: COUNTRYWIDE LOANS; PERFORMING
TABLE OF CONTENTS

1. Summary Statistics
---------------------
2. Summary Statistics-FRM
-------------------------
3. Summary Statistics-ARMS
--------------------------
4. SubGroup
-----------
5. Current Mortgage Rates (%)
-----------------------------
6. Range of Cut-off Date Principal Balances ($)
-----------------------------------------------
7. Combined Amortized Loan-to-Value Ratio (%)
---------------------------------------------
8. Adjustment Type
------------------
9. Product
----------
10. Loan Index Type
-------------------
11. Range of Stated Original Terms (months)
-------------------------------------------
12. Remaining Term to Stated Maturity
-------------------------------------
13. Seasoning
-------------
14. Property Type
-----------------
15. Occupancy
-------------
16. Purpose
-----------
17. Documentation Level
-----------------------
18. Lien Position
-----------------
19. FICO Score
--------------
20. Performance Status
----------------------
21. State or Territory
----------------------
22. Geographic Distribution by Balance
--------------------------------------


1. SUMMARY STATISTICS

Number of Mortgage Loans: 410
Aggregate Principal Balance: 59,581,768.45
Maximum Balance: 480,316.43
Minimum Balance: 14,718.67
Average Current Balance: 145,321.39
Average Original Balance: 145,910.55

-----------------------------

% FRM: 39.60
% ARM: 60.40
% Performing: 100.00
% Subperforming: 0.00
% Reperforming: 0.00

-----------------------------

Weighted Average Coupon: 8.047
Weighted Average Net Coupon: 7.527
Maximum Coupon: 16.375
Minimum Coupon: 4.500

Weighted Average Margin: 6.769
Weighted Average Maximum Rate: 14.645
Weighted Average Months to Roll: 26.309

-----------------------------

Weighted Average Original Term: 350
Weighted Average Stated Remaining Term: 345
Weighted Average Amortized Remaining Term: 347
Weighted Average Seasoning: 5
Weighted Average Combined Amortized LTV: 85.36

-----------------------------

% First Lien: 96.3
% Second Lien: 3.7
% Cash-Out Refinance: 50.2
% Owner Occupied: 89.1
% with MI: 0.0
% with Prepay Penalty: 82.6
% BK: 0.0
% with Payment Plans: 0.0
Non-Zero Weighted Average FICO Score: 623.9

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2. SUMMARY STATISTICS-FRM

Number of Mortgage Loans: 208
Aggregate Principal Balance: 23,592,439.71
Maximum Balance: 397,921.02
Minimum Balance: 14,718.67
Average Current Balance: 113,425.19
Average Original Balance: 113,960.68
Weighted Average Coupon: 8.366
Weighted Average Net Coupon: 7.846
Maximum Coupon: 16.375
Minimum Coupon: 4.500
Weighted Average Original Term: 335
Weighted Average Stated Remaining Term: 330
Weighted Average Amortized Remaining Term: 335
Weighted Average Seasoning: 5
Weighted Average Original LTV: 76.41
Weighted Average Current LTV: 76.09
Weighted Average Combined Original LTV: 83.69
Weighted Average Combined Amortized LTV: 83.37
% Cash-Out Refinance: 53.2
% Owner Occupied: 86.6
Non-Zero Weighted Average FICO Score: 630.1

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3. SUMMARY STATISTICS-ARMS

Number of Mortgage Loans: 202


Aggregate Principal Balance: 35,989,328.74
Maximum Balance: 480,316.43
Minimum Balance: 29,911.67
Average Current Balance: 178,164.99
Average Original Balance: 178,809.42
Weighted Average Coupon: 7.837
Weighted Average Net Coupon: 7.317
Maximum Coupon: 13.250
Minimum Coupon: 5.500
Weighted Average Margin: 6.769
Weighted Average Maximum Rate: 14.645
Weighted Average Months to Roll: 26.309
Weighted Average Original Term: 360
Weighted Average Stated Remaining Term: 355
Weighted Average Amortized Remaining Term: 355
Weighted Average Seasoning: 5
Weighted Average Original LTV: 86.97
Weighted Average Current LTV: 86.66
Weighted Average Combined Original LTV: 86.97
Weighted Average Combined Amortized LTV: 86.66
% Cash-Out Refinance: 48.2
% Owner Occupied: 90.8
Non-Zero Weighted Average FICO Score: 619.8

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4. SUBGROUP

-------------------------------------------------------------------
                                               % OF
                     NUMBER        TOTAL       TOTAL       WTD
                       OF         CURRENT     CURRENT      AVG
SUBGROUP              LOANS       BALANCE     BALANCE    COUPON
-------------------------------------------------------------------
Performing            410       59,581,768      100       8.047
-------------------------------------------------------------------
TOTAL:                410       59,581,768      100       8.047
-------------------------------------------------------------------

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5. CURRENT MORTGAGE RATES (%)

--------------------------------------------------------------------
                                                  % OF
                        NUMBER        TOTAL       TOTAL       WTD
CURRENT                  OF          CURRENT     CURRENT      AVG
MORTGAGE RATES(%)       LOANS        BALANCE     BALANCE     COUPON
--------------------------------------------------------------------
<= 6.000                   7        1,505,185       2.53      5.556
--------------------------------------------------------------------
6.001 - 6.500             19        4,296,127       7.21      6.397
--------------------------------------------------------------------
6.501 - 7.000             64       14,978,785      25.14      6.881
--------------------------------------------------------------------
7.001 - 7.500             30        5,539,115        9.3       7.38
--------------------------------------------------------------------
7.501 - 8.000             43        8,856,416      14.86      7.821
--------------------------------------------------------------------
8.001 - 8.500             34        4,557,897       7.65      8.366
--------------------------------------------------------------------

--------------------------------------------------------------------
8.501 - 9.000             54        7,843,741      13.16      8.822
--------------------------------------------------------------------
9.001 - 9.500             29        3,611,551       6.06      9.314
--------------------------------------------------------------------
9.501 - 10.000            42        3,846,405       6.46      9.824
--------------------------------------------------------------------
10.001 - 10.500           19        1,422,004       2.39     10.253
--------------------------------------------------------------------
10.501 - 11.000           13          663,848       1.11     10.804
--------------------------------------------------------------------
11.001 - 11.500           11          443,711       0.74     11.359
--------------------------------------------------------------------
11.501 - 12.000           30        1,253,754        2.1     11.836
--------------------------------------------------------------------
12.001 - 12.500            6          223,709       0.38     12.434
--------------------------------------------------------------------
12.501 - 13.000            5          317,095       0.53     12.767
--------------------------------------------------------------------
13.001 - 13.500            1          109,404       0.18      13.25
--------------------------------------------------------------------
13.501 - 14.000            2           58,544        0.1     13.812
--------------------------------------------------------------------
16.001 - 16.500            1           54,477       0.09     16.375
--------------------------------------------------------------------
TOTAL:                   410       59,581,768        100      8.047
--------------------------------------------------------------------
Minimum: 4.500
Maximum: 16.375
Weighted Average: 8.047

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6. RANGE OF CUT-OFF DATE PRINCIPAL BALANCES ($)

----------------------------------------------------------------------
                                                     % OF
RANGE OF CUT-OFF         NUMBER        TOTAL         TOTAL      WTD
DATE PRINCIPAL             OF         CURRENT       CURRENT     AVG
BALANCES ($)             LOANS      BABALANCE($)    BALANCE    COUPON
----------------------------------------------------------------------
1 - 25,000                 20          407,648        0.68     10.981
----------------------------------------------------------------------
25,001 - 50,000            61        2,359,469        3.96     10.627
----------------------------------------------------------------------
50,001 - 75,000            41        2,615,113        4.39     10.248
----------------------------------------------------------------------
75,001 - 100,000           37        3,197,593        5.37      9.094
----------------------------------------------------------------------
100,001 - 125,000          32        3,613,088        6.06      8.722
----------------------------------------------------------------------
125,001 - 150,000          51        7,084,522       11.89      8.348
----------------------------------------------------------------------
150,001 - 175,000          33        5,403,581        9.07      7.953
----------------------------------------------------------------------
175,001 - 200,000          27        5,024,964        8.43       7.97
----------------------------------------------------------------------
200,001 - 225,000          25        5,335,704        8.96      7.686
----------------------------------------------------------------------
225,001 - 250,000          23        5,404,003        9.07       7.31
----------------------------------------------------------------------
250,001 - 275,000          16        4,172,418           7      7.161
----------------------------------------------------------------------
275,001 - 300,000          15        4,362,171        7.32      7.371
----------------------------------------------------------------------
300,001 - 325,000           4        1,236,631        2.08      6.807
----------------------------------------------------------------------
325,001 - 350,000           8        2,724,116        4.57      7.647
----------------------------------------------------------------------
350,001 - 375,000           7        2,518,776        4.23      7.506
----------------------------------------------------------------------
375,001 - 400,000           5        1,940,395        3.26      7.425
----------------------------------------------------------------------
400,001 - 425,000           1          414,555         0.7       6.75
----------------------------------------------------------------------
425,001 - 450,000           3        1,286,707        2.16      7.083
----------------------------------------------------------------------
475,001 - 500,000           1          480,316        0.81      6.875
----------------------------------------------------------------------
TOTAL:                    410       59,581,768         100      8.047
----------------------------------------------------------------------
Minimum: 14,719
Maximum: 480,316
Average: 145,321

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7. COMBINED AMORTIZED LOAN-TO-VALUE RATIO (%)

------------------------------------------------------------------
                                                 % OF
COMBINED               NUMBER        TOTAL       TOTAL       WTD
AMORTIZED LOAN-TO        OF         CURRENT     CURRENT      AVG
VALUE RATIO (%)         LOANS       BALANCE     BALANCE    COUPON
------------------------------------------------------------------
<= 40.00                  9          916,119      1.54      7.257
------------------------------------------------------------------
40.01 - 45.00             7        1,140,230      1.91      6.413
------------------------------------------------------------------
45.01 - 50.00             8        1,126,172      1.89      7.247
------------------------------------------------------------------
50.01 - 55.00             5          747,612      1.25      6.487
------------------------------------------------------------------
55.01 - 60.00             2          256,697      0.43      7.279
------------------------------------------------------------------
60.01 - 65.00             7          455,236      0.76     10.704
------------------------------------------------------------------
65.01 - 70.00            11          752,992      1.26      9.745
------------------------------------------------------------------
70.01 - 75.00            24        2,362,970      3.97      8.768
------------------------------------------------------------------
75.01 - 80.00            57        9,399,240     15.78      7.334
------------------------------------------------------------------
80.01 - 85.00            82       15,227,421     25.56        7.7
------------------------------------------------------------------
85.01 - 90.00            47        8,605,266     14.44      7.618
------------------------------------------------------------------
90.01 - 95.00             1           20,315      0.03     12.375
------------------------------------------------------------------
95.01 - 100.00          150       18,571,499     31.17      8.921
------------------------------------------------------------------
TOTAL:                  410       59,581,768       100      8.047
------------------------------------------------------------------
Minimum: 17.94
Maximum: 99.96
Weighted Average by Original Balance: 85.35
Weighted Average by Current Balance: 85.36

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8. ADJUSTMENT TYPE

------------------------------------------------------------------------
                                                      % OF
                           NUMBER        TOTAL        TOTAL       WTD
                             OF         CURRENT      CURRENT      AVG
ADJUSTMENT TYPE             LOANS       BALANCE      BALANCE     COUPON
------------------------------------------------------------------------
Fixed Rate                   208       23,592,440      39.6      8.366
------------------------------------------------------------------------
ARM                          202       35,989,329      60.4      7.837
------------------------------------------------------------------------
TOTAL:                       410       59,581,768       100      8.047
------------------------------------------------------------------------

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9. PRODUCT

------------------------------------------------------------------------
                                                       % OF
                            NUMBER        TOTAL        TOTAL       WTD
                              OF         CURRENT      CURRENT      AVG
PRODUCT                      LOANS       BALANCE      BALANCE    COUPON
------------------------------------------------------------------------
Fixed - 10 Year                2           48,413       0.08     11.658
------------------------------------------------------------------------
Fixed - 15 Year               41        2,340,028       3.93     10.124
------------------------------------------------------------------------
Fixed - 20 Year                5          311,916       0.52     11.818
------------------------------------------------------------------------
Fixed - 30 Year              138       20,167,635      33.85      8.024
------------------------------------------------------------------------
Balloon - 15/30               22          724,447       1.22     10.518
------------------------------------------------------------------------
ARM - 2 Year/6 Month          88       14,771,611      24.79      7.886
------------------------------------------------------------------------
ARM - 3 Year/6 Month         114       21,217,718      35.61      7.803
------------------------------------------------------------------------
TOTAL:                       410       59,581,768        100      8.047
------------------------------------------------------------------------

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10. LOAN INDEX TYPE

--------------------------------------------------------------------
                                                   % OF
                         NUMBER        TOTAL       TOTAL       WTD
                           OF         CURRENT     CURRENT      AVG
LOAN INDEX TYPE           LOANS       BALANCE     BALANCE    COUPON
--------------------------------------------------------------------
Fixed Rate                 208       23,592,440     39.6      8.366
--------------------------------------------------------------------
Libor - 6 Month            202       35,989,329     60.4      7.837
--------------------------------------------------------------------
TOTAL:                     410       59,581,768      100      8.047
--------------------------------------------------------------------

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11. RANGE OF STATED ORIGINAL TERMS (MONTHS)

-------------------------------------------------------------------
                                                     % OF
RANGE OF STATED            NUMBER        TOTAL       TOTAL       WTD
ORIGINAL TERMS               OF         CURRENT     CURRENT      AVG
(MONTHS)                    LOANS       BALANCE     BALANCE     COUPON
-------------------------------------------------------------------
61 - 120                       2     48,413        0.08     11.658
-------------------------------------------------------------------
121 - 180                     63  3,064,475        5.14     10.217
-------------------------------------------------------------------
181 - 240                      5    311,916        0.52     11.818
-------------------------------------------------------------------
301 - 360                    340 56,156,964       94.25      7.904
-------------------------------------------------------------------
TOTAL:                       410 59,581,768         100      8.047
-------------------------------------------------------------------
Minimum: 120
Maximum: 360
Weighted Average: 350

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12. REMAINING TERM TO STATED MATURITY

---------------------------------------------------------------------
                                                    % OF
                         NUMBER        TOTAL        TOTAL       WTD
REMAINING TERM             OF         CURRENT      CURRENT      AVG
TO STATED MATURITY        LOANS       BALANCE      BALANCE     COUPON
---------------------------------------------------------------------
61 - 120                     2           48,413      0.08     11.658
---------------------------------------------------------------------
121 - 180                   63        3,064,475      5.14     10.217
---------------------------------------------------------------------
181 - 240                    5          311,916      0.52     11.818
---------------------------------------------------------------------
301 - 360                  340       56,156,964     94.25      7.904
---------------------------------------------------------------------
TOTAL:                     410       59,581,768       100      8.047
---------------------------------------------------------------------
Minimum: 113
Maximum: 356
Weighted Average: 345.2

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13. SEASONING

----------------------------------------------------------------------
                                                     % OF
                           NUMBER        TOTAL       TOTAL       WTD
                             OF         CURRENT     CURRENT      AVG
SEASONING                   LOANS       BALANCE     BALANCE     COUPON
----------------------------------------------------------------------
12-Jan                       409       59,528,611    99.91      8.043
----------------------------------------------------------------------
13 - 24                        1           53,157     0.09       12.5
----------------------------------------------------------------------
TOTAL:                       410       59,581,768      100      8.047
----------------------------------------------------------------------
Minimum: 4
Maximum: 13
Weighted Average: 4.7

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14. PROPERTY TYPE

----------------------------------------------------------------------
                                                     % OF
                           NUMBER        TOTAL       TOTAL       WTD
                             OF         CURRENT     CURRENT      AVG
PROPERTY TYPE               LOANS       BALANCE     BALANCE    COUPON
----------------------------------------------------------------------
Single Family                343       47,669,823    80.01      8.053
----------------------------------------------------------------------
Planned Unit Development      30        5,765,152     9.68      7.829
----------------------------------------------------------------------
Condominium                   21        3,872,241      6.5      8.174
----------------------------------------------------------------------
2-4 Family                    13        2,163,591     3.63      8.069
----------------------------------------------------------------------
Manufactured Housing           3          110,962     0.19     11.617
----------------------------------------------------------------------
TOTAL:                       410       59,581,768      100      8.047
----------------------------------------------------------------------

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15. OCCUPANCY

----------------------------------------------------------------------
                                                     % OF
                           NUMBER        TOTAL       TOTAL       WTD
                             OF         CURRENT     CURRENT      AVG
OCCUPANCY                  LOANS        BALANCE     BALANCE     COUPON
----------------------------------------------------------------------
Primary                      359       53,101,544    89.12      8.053
----------------------------------------------------------------------
Investment                    44        5,917,693     9.93      7.976
----------------------------------------------------------------------
Second Home                    7          562,532     0.94      8.152
----------------------------------------------------------------------
TOTAL:                       410       59,581,768      100      8.047
----------------------------------------------------------------------

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16. PURPOSE

----------------------------------------------------------------------
                                                     % OF
                           NUMBER        TOTAL       TOTAL       WTD
                             OF         CURRENT     CURRENT      AVG
PURPOSE                     LOANS       BALANCE     BALANCE     COUPON
----------------------------------------------------------------------
Refinance - Cashout          192       29,900,779    50.18      7.785
----------------------------------------------------------------------
Purchase                     192       26,081,101    43.77      8.297
----------------------------------------------------------------------
Refinance - Rate Term         26        3,599,889     6.04      8.401
----------------------------------------------------------------------
TOTAL:                       410       59,581,768      100      8.047
----------------------------------------------------------------------

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17. DOCUMENTATION LEVEL

-------------------------------------------------------------------------------
                                                            % OF
                                   NUMBER      TOTAL        TOTAL       WTD
                                     OF       CURRENT      CURRENT      AVG
DOCUMENTATION LEVEL                 LOANS     BALANCE      BALANCE     COUPON
-------------------------------------------------------------------------------
Full Doc 2 yrs (Z)                   304     38,814,880      65.15      8.519
-------------------------------------------------------------------------------
One Paystub Obtained and VVOE (X)      3        230,137       0.39     11.282
-------------------------------------------------------------------------------
Stated Documentation (C)              60     12,591,361      21.13      7.103
-------------------------------------------------------------------------------
No Documentation (E)                  43      7,945,390      13.34      7.139
-------------------------------------------------------------------------------
TOTAL:                               410     59,581,768        100      8.047
-------------------------------------------------------------------------------

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18. LIEN POSITION

-----------------------------------------------------------------------
                                                     % OF
                           NUMBER        TOTAL       TOTAL       WTD
LIEN                         OF         CURRENT     CURRENT      AVG
POSITION                    LOANS       BALANCE     BALANCE    COUPON
-----------------------------------------------------------------------
1st Lien                     352       57,347,852    96.25      7.907
-----------------------------------------------------------------------
2nd Lien                      58        2,233,916     3.75     11.641
-----------------------------------------------------------------------
TOTAL:                       410       59,581,768      100      8.047
-----------------------------------------------------------------------

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19. FICO SCORE

-----------------------------------------------------------------------
                                                      % OF
                            NUMBER       TOTAL        TOTAL       WTD
FICO                          OF        CURRENT      CURRENT      AVG
SCORE                        LOANS      BALANCE      BALANCE    COUPON
-----------------------------------------------------------------------
NA                             1          53,157       0.09       12.5
-----------------------------------------------------------------------
500 - 524                      5         208,390       0.35     11.572
-----------------------------------------------------------------------
525 - 549                     24       3,365,492       5.65      8.877
-----------------------------------------------------------------------
550 - 574                     49       6,283,556      10.55      8.669
-----------------------------------------------------------------------
575 - 599                     73      10,650,228      17.87      8.237
-----------------------------------------------------------------------
600 - 624                     78      12,128,395      20.36      8.208
-----------------------------------------------------------------------
625 - 649                     59       8,004,713      13.43      8.013
-----------------------------------------------------------------------
650 - 674                     61       8,928,613      14.99      7.668
-----------------------------------------------------------------------
675 - 699                     33       5,025,822       8.44      7.291
-----------------------------------------------------------------------
700 - 724                     16       2,886,043       4.84      7.474
-----------------------------------------------------------------------
725 - 749                      9       1,593,362       2.67      6.795
-----------------------------------------------------------------------
750 - 774                      2         453,997       0.76      6.813
-----------------------------------------------------------------------
TOTAL:                       410      59,581,768        100      8.047
-----------------------------------------------------------------------
Minimum: 502
Maximum: 753
Weighted Average: 623.9

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20. PERFORMANCE STATUS

---------------------------------------------------------------------
                                                   % OF
                         NUMBER        TOTAL       TOTAL       WTD
                           OF         CURRENT     CURRENT      AVG
PERFORMANCE STATUS        LOANS       BALANCE     BALANCE     COUPON
---------------------------------------------------------------------
Current                    410      59,581,768      100       8.047
---------------------------------------------------------------------
TOTAL:                     410      59,581,768      100       8.047
---------------------------------------------------------------------
Minimum: 0
Maximum: 0
Weighted Average: 0.0

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21. STATE OR TERRITORY

----------------------------------------------------------------------
                                                     % OF
                            NUMBER       TOTAL       TOTAL       WTD
                              OF        CURRENT     CURRENT      AVG
STATE OR TERRITORY           LOANS      BALANCE     BALANCE    COUPON
----------------------------------------------------------------------
Alabama                        5         605,236      1.02      9.184
----------------------------------------------------------------------
Arizona                        7         788,562      1.32      8.149
----------------------------------------------------------------------
Arkansas                       3         260,665      0.44       9.49
----------------------------------------------------------------------
California                   139      28,492,694     47.82      7.413
----------------------------------------------------------------------
Colorado                      12       2,122,724      3.56      8.348
----------------------------------------------------------------------
Connecticut                    1          92,287      0.15          7
----------------------------------------------------------------------
District of Columbia           1         276,680      0.46       7.75
----------------------------------------------------------------------
Florida                       31       3,262,058      5.47      8.662
----------------------------------------------------------------------
Hawaii                         2         196,709      0.33      7.505
----------------------------------------------------------------------
Idaho                          3         302,122      0.51      8.891
----------------------------------------------------------------------
Illinois                       5         730,814      1.23      9.079
----------------------------------------------------------------------
Indiana                       11         923,037      1.55      9.601
----------------------------------------------------------------------
Kansas                         2         137,579      0.23      9.075
----------------------------------------------------------------------
Kentucky                      10         515,703      0.87      9.272
----------------------------------------------------------------------
Louisiana                      7         607,832      1.02       9.04
----------------------------------------------------------------------
Maryland                       2         325,493      0.55      9.096
----------------------------------------------------------------------
Massachusetts                  7       1,474,395      2.47      8.097
----------------------------------------------------------------------
Michigan                      21       2,237,622      3.76      8.752
----------------------------------------------------------------------
Minnesota                     10       1,286,443      2.16      7.887
----------------------------------------------------------------------
Mississippi                    2         262,232      0.44       8.75
----------------------------------------------------------------------
Missouri                       9         956,157       1.6       8.96
----------------------------------------------------------------------
Nevada                         3         681,243      1.14      8.408
----------------------------------------------------------------------
New Hampshire                  1          30,835      0.05       11.5
----------------------------------------------------------------------
New Jersey                     2         229,318      0.38      8.922
----------------------------------------------------------------------
New Mexico                     1          26,778      0.04     11.875
----------------------------------------------------------------------
New York                       6       1,096,001      1.84      8.233
----------------------------------------------------------------------
North Carolina                 5         615,637      1.03      9.027
----------------------------------------------------------------------
Ohio                          15       1,528,511      2.57      8.859
----------------------------------------------------------------------
Oklahoma                       3         198,535      0.33     10.259
----------------------------------------------------------------------
Oregon                         6         944,509      1.59      7.333
----------------------------------------------------------------------
Pennsylvania                   7         421,710      0.71     10.475
----------------------------------------------------------------------
South Carolina                 2          72,620      0.12     11.877
----------------------------------------------------------------------
South Dakota                   1          96,016      0.16      9.625
----------------------------------------------------------------------
Tennessee                     10       1,274,464      2.14      8.343
----------------------------------------------------------------------
Texas                         22       1,937,281      3.25      9.097
----------------------------------------------------------------------
Utah                           8       1,187,269      1.99      7.311
----------------------------------------------------------------------
Virginia                       5         486,994      0.82      9.251
----------------------------------------------------------------------
Washington                    14       2,225,403      3.74       8.57
----------------------------------------------------------------------
Wisconsin                      7         525,748      0.88      9.242
----------------------------------------------------------------------
Wyoming                        2         145,855      0.24      8.266
----------------------------------------------------------------------
TOTAL:                       410      59,581,768       100      8.047
----------------------------------------------------------------------

Number of States Represented: 40

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22. GEOGRAPHIC DISTRIBUTION BY BALANCE

---------------------------------------------------------------------
                                                   % OF
GEOGRAPHIC               NUMBER        TOTAL       TOTAL       WTD
DISTRIBUTION               OF         CURRENT     CURRENT      AVG
BY BALANCE                LOANS       BALANCE     BALANCE     COUPON
---------------------------------------------------------------------
California                139       28,492,694      47.82      7.413
---------------------------------------------------------------------
Florida                    31        3,262,058       5.47      8.662
---------------------------------------------------------------------
Michigan                   21        2,237,622       3.76      8.752
---------------------------------------------------------------------
Washington                 14        2,225,403       3.74       8.57
---------------------------------------------------------------------
Colorado                   12        2,122,724       3.56      8.348
---------------------------------------------------------------------
Texas                      22        1,937,281       3.25      9.097
---------------------------------------------------------------------
Ohio                       15        1,528,511       2.57      8.859
---------------------------------------------------------------------
Massachusetts               7        1,474,395       2.47      8.097
---------------------------------------------------------------------
Minnesota                  10        1,286,443       2.16      7.887
---------------------------------------------------------------------
Tennessee                  10        1,274,464       2.14      8.343
---------------------------------------------------------------------
Utah                        8        1,187,269       1.99      7.311
---------------------------------------------------------------------
New York                    6        1,096,001       1.84      8.233
---------------------------------------------------------------------
Missouri                    9          956,157        1.6       8.96
---------------------------------------------------------------------
Oregon                      6          944,509       1.59      7.333
---------------------------------------------------------------------
Indiana                    11          923,037       1.55      9.601
---------------------------------------------------------------------
Arizona                     7          788,562       1.32      8.149
---------------------------------------------------------------------
Illinois                    5          730,814       1.23      9.079
---------------------------------------------------------------------
Nevada                      3          681,243       1.14      8.408
---------------------------------------------------------------------
North Carolina              5          615,637       1.03      9.027
---------------------------------------------------------------------
Louisiana                   7          607,832       1.02       9.04
---------------------------------------------------------------------
Other                      62        5,209,114       8.74      9.176
---------------------------------------------------------------------
TOTAL:                    410       59,581,768        100      8.047
-------------------------------------------------------------------

Number of States Represented: 40

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###########

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

MORGAN STANLEY
2003-SD1
JUNE 1, 2003 SCHEDULED BALANCES
GROUP 3 - SEASONED LOANS; PERFORMING
607 RECORDS
BALANCE: 46,344,830

SELECTION CRITERIA: GROUP 3 - SEASONED LOANS; PERFORMING
TABLE OF CONTENTS

1. Summary Statistics
---------------------
2. Summary Statistics-FRM
-------------------------
3. Summary Statistics-ARMS
--------------------------
4. SubGroup
-----------
5. Current Mortgage Rates (%)
-----------------------------
6. Range of Cut-off Date Principal Balances ($)
-----------------------------------------------
7. Combined Amortized Loan-to-Value Ratio (%)
---------------------------------------------
8. Adjustment Type
------------------
9. Product
----------
10. Loan Index Type
-------------------
11. Range of Stated Original Terms (months)
-------------------------------------------
12. Remaining Term to Stated Maturity
-------------------------------------
13. Seasoning
-------------
14. Property Type
-----------------
15. Occupancy
-------------
16. Purpose
-----------
17. Documentation Level
-----------------------
18. Lien Position
-----------------
19. FICO Score
--------------
20. Performance Status
----------------------
21. State or Territory
----------------------
22. Geographic Distribution by Balance
--------------------------------------


1. SUMMARY STATISTICS

Number of Mortgage Loans: 607
Aggregate Principal Balance: 46,344,830.14
Maximum Balance: 1,099,234.73
Minimum Balance: 134.64
Average Current Balance: 76,350.63
Average Original Balance: 87,482.45

-----------------------------

% FRM: 59.13
% ARM: 40.87
% Performing: 100.00
% Subperforming: 0.00
% Reperforming: 0.00

-----------------------------

Weighted Average Coupon: 9.602
Weighted Average Net Coupon: 9.082
Maximum Coupon: 21.000
Minimum Coupon: 3.875

Weighted Average Margin: 6.067
Weighted Average Maximum Rate: 15.838
Weighted Average Months to Roll: 7.621

-----------------------------

Weighted Average Original Term: 336
Weighted Average Stated Remaining Term: 253
Weighted Average Amortized Remaining Term: 255
Weighted Average Seasoning: 78
Weighted Average Combined Amortized LTV: 70.00

-----------------------------

% First Lien: 98.5
% Second Lien: 1.5
% Cash-Out Refinance: 42.3
% Owner Occupied: 88.4
% with MI: 3.1
% with Prepay Penalty: 16.4
% BK: 1.8
% with Payment Plans: 6.6
Non-Zero Weighted Average FICO Score: 622.4

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---


2. SUMMARY STATISTICS-FRM

Number of Mortgage Loans: 416
Aggregate Principal Balance: 27,404,850.24
Maximum Balance: 1,099,234.73
Minimum Balance: 134.64
Average Current Balance: 65,877.04
Average Original Balance: 80,306.49
Weighted Average Coupon: 9.756
Weighted Average Net Coupon: 9.236
Maximum Coupon: 21.000
Minimum Coupon: 6.500
Weighted Average Original Term: 319
Weighted Average Stated Remaining Term: 214
Weighted Average Amortized Remaining Term: 217
Weighted Average Seasoning: 97
Weighted Average Original LTV: 76.11
Weighted Average Current LTV: 65.70
Weighted Average Combined Original LTV: 77.11
Weighted Average Combined Amortized LTV: 66.98
% Cash-Out Refinance: 28.8
% Owner Occupied: 87.1
Non-Zero Weighted Average FICO Score: 647.2

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---

3. SUMMARY STATISTICS-ARMS

Number of Mortgage Loans: 191
Aggregate Principal Balance: 18,939,979.90
Maximum Balance: 622,138.52
Minimum Balance: 23,493.69
Average Current Balance: 99,162.20
Average Original Balance: 103,111.76
Weighted Average Coupon: 9.379
Weighted Average Net Coupon: 8.859
Maximum Coupon: 13.875
Minimum Coupon: 3.875
Weighted Average Margin: 6.067
Weighted Average Maximum Rate: 15.838
Weighted Average Months to Roll: 7.621
Weighted Average Original Term: 360
Weighted Average Stated Remaining Term: 310
Weighted Average Amortized Remaining Term: 309
Weighted Average Seasoning: 51
Weighted Average Original LTV: 77.05
Weighted Average Current LTV: 74.28
Weighted Average Combined Original LTV: 77.14
Weighted Average Combined Amortized LTV: 74.37
% Cash-Out Refinance: 61.8
% Owner Occupied: 90.3
Non-Zero Weighted Average FICO Score: 586.2

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---


4. SUBGROUP

-----------------------------------------------------------------------
                                                     % OF
                         NUMBER        TOTAL         TOTAL        WTD
                           OF         CURRENT       CURRENT       AVG
SUBGROUP                  LOANS       BALANCE       BALANCE     COUPON
-----------------------------------------------------------------------
Performing                 607       46,344,830       100        9.602
-----------------------------------------------------------------------
TOTAL:                     607       46,344,830       100        9.602
-----------------------------------------------------------------------

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---


5. CURRENT MORTGAGE RATES (%)

--------------------------------------------------------------------------
                                                        % OF
                               NUMBER       TOTAL       TOTAL       WTD
CURRENT                          OF        CURRENT     CURRENT      AVG
MORTGAGE RATES (%)             LOANS       BALANCE     BALANCE     COUPON
--------------------------------------------------------------------------
<= 6.000                          6         494,450      1.07       4.614
--------------------------------------------------------------------------
6.001 - 6.500                     4         492,440      1.06       6.455
--------------------------------------------------------------------------
6.501 - 7.000                    12       1,364,684      2.94       6.851
--------------------------------------------------------------------------
7.001 - 7.500                    30       3,312,949      7.15       7.367
--------------------------------------------------------------------------
7.501 - 8.000                    36       4,421,684      9.54       7.793
--------------------------------------------------------------------------
8.001 - 8.500                    31       2,608,307      5.63       8.315
--------------------------------------------------------------------------
8.501 - 9.000                    46       4,446,783      9.59       8.834
--------------------------------------------------------------------------
9.001 - 9.500                    39       4,838,429     10.44       9.276
--------------------------------------------------------------------------
9.501 - 10.000                   71       6,004,191     12.96       9.824
--------------------------------------------------------------------------
10.001 - 10.500                  50       3,724,828      8.04      10.315
--------------------------------------------------------------------------
10.501 - 11.000                 105       7,422,636     16.02      10.815
--------------------------------------------------------------------------
11.001 - 11.500                  43       2,589,556      5.59      11.318
--------------------------------------------------------------------------
11.501 - 12.000                  36       1,625,748      3.51      11.765

--------------------------------------------------------------------------
12.001 - 12.500                  16         772,222      1.67      12.305
--------------------------------------------------------------------------
12.501 - 13.000                  35       1,192,373      2.57      12.792
--------------------------------------------------------------------------
13.001 - 13.500                  12         379,279      0.82      13.215
--------------------------------------------------------------------------
13.501 - 14.000                  17         363,794      0.78       13.85
--------------------------------------------------------------------------
14.001 - 14.500                   6          70,205      0.15      14.353
--------------------------------------------------------------------------
14.501 - 15.000                   1           5,892      0.01          15
--------------------------------------------------------------------------
15.001 - 15.500                   3         113,281      0.24      15.139
--------------------------------------------------------------------------
15.501 - 16.000                   2          29,994      0.06       15.99
--------------------------------------------------------------------------
16.501 - 17.000                   3          43,626      0.09       16.99
--------------------------------------------------------------------------
17.001  > =                         3          27,480      0.06      18.703
--------------------------------------------------------------------------
TOTAL:                          607      46,344,830       100       9.602
--------------------------------------------------------------------------
Minimum: 3.875
Maximum: 21.000
Weighted Average: 9.602

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---


6. RANGE OF CUT-OFF DATE PRINCIPAL BALANCES ($)

--------------------------------------------------------------------------
                                                        % OF
RANGE OF CUT-OFF              NUMBER        TOTAL       TOTAL        WTD
DATE PRINCIPAL                  OF         CURRENT     CURRENT       AVG
BALANCES($)                    LOANS        BALANC     BALANCE     COUPON
--------------------------------------------------------------------------
1 - 25,000                      113       1,802,287      3.89      11.865
--------------------------------------------------------------------------
25,001 - 50,000                 172       6,563,315     14.16      10.759
--------------------------------------------------------------------------
50,001 - 75,000                 111       6,766,381      14.6       9.891
--------------------------------------------------------------------------
75,001 - 100,000                 72       6,269,089     13.53       9.101
--------------------------------------------------------------------------
100,001 - 125,000                47       5,240,111     11.31       8.946
--------------------------------------------------------------------------
125,001 - 150,000                30       4,067,069      8.78       9.635
--------------------------------------------------------------------------
150,001 - 175,000                14       2,261,525      4.88       8.614
--------------------------------------------------------------------------
175,001 - 200,000                13       2,440,148      5.27       8.849
--------------------------------------------------------------------------
200,001 - 225,000                 9       1,913,551      4.13       9.759
--------------------------------------------------------------------------
225,001 - 250,000                 8       1,913,255      4.13       8.976
--------------------------------------------------------------------------
250,001 - 275,000                 2         519,967      1.12        7.18
--------------------------------------------------------------------------
275,001 - 300,000                 6       1,681,351      3.63        9.72
--------------------------------------------------------------------------
325,001 - 350,000                 2         691,529      1.49       8.858
--------------------------------------------------------------------------
350,001 - 375,000                 2         727,631      1.57        9.32
--------------------------------------------------------------------------
375,001 - 400,000                 1         379,760      0.82        7.68
--------------------------------------------------------------------------
400,001 - 425,000                 1         412,750      0.89       8.875
--------------------------------------------------------------------------
475,001 - 500,000                 2         973,742       2.1       8.921
--------------------------------------------------------------------------
500,001 - 750,000                 1         622,139      1.34        9.15
--------------------------------------------------------------------------
1,000,001 > =                      1       1,099,235      2.37          11
--------------------------------------------------------------------------
TOTAL:                          607      46,344,830       100       9.602
--------------------------------------------------------------------------
Minimum: 135
Maximum: 1,099,235
Average: 76,351


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7. COMBINED AMORTIZED LOAN-TO-VALUE RATIO (%)

---------------------------------------------------------------------------
                                                        % OF
                               NUMBER        TOTAL      TOTAL        WTD
COMBINED AMORTIZED               OF         CURRENT    CURRENT       AVG
LOAN-TO-VALUE RATIO (%)         LOANS       BALANCE    BALANCE     COUPON
---------------------------------------------------------------------------
<= 40.00                         63         1,747,489     3.77       9.498
---------------------------------------------------------------------------
40.01 - 45.00                    22           618,012     1.33      11.345
---------------------------------------------------------------------------
45.01 - 50.00                    32         1,114,440      2.4      10.877
---------------------------------------------------------------------------
50.01 - 55.00                    36         3,600,333     7.77       9.668
---------------------------------------------------------------------------
55.01 - 60.00                    26         1,501,135     3.24        9.38
---------------------------------------------------------------------------
60.01 - 65.00                    58         4,819,642     10.4        9.24
---------------------------------------------------------------------------
65.01 - 70.00                    83         7,403,101    15.97        9.47
---------------------------------------------------------------------------
70.01 - 75.00                    98         7,835,982    16.91       9.659
---------------------------------------------------------------------------
75.01 - 80.00                   101         9,044,467    19.52      10.011
---------------------------------------------------------------------------
80.01 - 85.00                    40         3,728,876     8.05       9.683
---------------------------------------------------------------------------
85.01 - 90.00                    22         2,739,265     5.91       8.819
---------------------------------------------------------------------------
90.01 - 95.00                    13         1,421,984     3.07       8.802
---------------------------------------------------------------------------
95.01 - 100.00                   13           770,105     1.66       8.738
---------------------------------------------------------------------------
TOTAL:                          607        46,344,830      100       9.602
---------------------------------------------------------------------------
Minimum: 1.47
Maximum: 99.19
Weighted Average by Original Balance: 67.68
Weighted Average by Current Balance: 70.00

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8. ADJUSTMENT TYPE

---------------------------------------------------------------------------
                                                         % OF
                              NUMBER        TOTAL        TOTAL        WTD
                                OF         CURRENT      CURRENT       AVG
ADJUSTMENT TYPE                LOANS       BALANCE      BALANCE      COUPON
----------------------------------------------------------------------------
Fixed Rate                      416       27,404,850      59.13       9.756
----------------------------------------------------------------------------
ARM                             191       18,939,980      40.87       9.379
----------------------------------------------------------------------------
TOTAL:                          607       46,344,830        100       9.602
----------------------------------------------------------------------------

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---

9. PRODUCT

-------------------------------------------------------------------------
                                                       % OF
                              NUMBER        TOTAL      TOTAL        WTD
                                OF         CURRENT    CURRENT       AVG
PRODUCT                        LOANS       BALANCE    BALANCE     COUPON
-------------------------------------------------------------------------
Fixed - 10 Year                  10          71,872     0.16      12.551
-------------------------------------------------------------------------
Fixed - 15 Year                 132       3,548,225     7.66      10.956
-------------------------------------------------------------------------
Fixed - 20 Year                  34       1,700,029     3.67       9.837
-------------------------------------------------------------------------
Fixed - 30 Year                 209      20,635,797    44.53       9.427
-------------------------------------------------------------------------
Balloon - 15/30                  31       1,448,928     3.13      11.267
-------------------------------------------------------------------------
ARM - 6 Month                    49       3,933,800     8.49       9.166
-------------------------------------------------------------------------
ARM - 2 Year/6 Month            103      10,930,700    23.59       9.579
-------------------------------------------------------------------------
ARM - 3 Year/6 Month             29       3,211,491     6.93       9.866
-------------------------------------------------------------------------
ARM - 1 Year                     10         863,989     1.86       6.002
-------------------------------------------------------------------------
TOTAL:                          607      46,344,830      100       9.602
-------------------------------------------------------------------------

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10. LOAN INDEX TYPE

-------------------------------------------------------------------------
                                                       % OF
                              NUMBER        TOTAL      TOTAL        WTD
                                OF         CURRENT    CURRENT       AVG
LOAN INDEX TYPE                LOANS       BALANCE    BALANCE     COUPON
-------------------------------------------------------------------------
Fixed Rate                      416       27,404,850    59.13      9.756
-------------------------------------------------------------------------
Treasury - 1 Year                 9          796,037     1.72      6.087
-------------------------------------------------------------------------
Treasury - 3 Year                 1           67,952     0.15          5
-------------------------------------------------------------------------
Libor - 6 Month                 181       18,075,991       39       9.54
-------------------------------------------------------------------------
TOTAL:                          607       46,344,830      100      9.602
-------------------------------------------------------------------------

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11. RANGE OF STATED ORIGINAL TERMS (MONTHS)

--------------------------------------------------------------------------
                                                        % OF
                              NUMBER        TOTAL       TOTAL        WTD
RANGE OF STATED                 OF         CURRENT     CURRENT       AVG
ORIGINAL TERMS (MONTHS)       LOANS        BALANCE     BALANCE     COUPON
--------------------------------------------------------------------------
61 - 120                          9           54,352     0.12      11.972
--------------------------------------------------------------------------
121 - 180                       164        4,992,284    10.77      11.045
--------------------------------------------------------------------------
181 - 240                        35        1,760,940      3.8       9.849
--------------------------------------------------------------------------
301 - 360                       398       39,432,796    85.09       9.405
--------------------------------------------------------------------------
361 >=                            1          104,458     0.23         9.5
--------------------------------------------------------------------------
TOTAL:                          607       46,344,830      100       9.602
--------------------------------------------------------------------------
Minimum: 120
Maximum: 480
Weighted Average: 336


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---

12. REMAINING TERM TO STATED MATURITY

-------------------------------------------------------------------------
                                                       % OF
                              NUMBER        TOTAL      TOTAL        WTD
REMAINING TERM                  OF         CURRENT    CURRENT       AVG
TO STATED MATURITY            LOANS        BALANCE    BALANCE     COUPON
-------------------------------------------------------------------------
Jan-60                           19         257,169     0.55       9.636
-------------------------------------------------------------------------
61 - 120                        144       4,153,781     8.96      11.495
-------------------------------------------------------------------------
121 - 180                        46       2,104,828     4.54      10.006
-------------------------------------------------------------------------
181 - 240                        95      11,334,287    24.46       9.421
-------------------------------------------------------------------------
241 - 300                       178      14,104,944    30.43       9.652
-------------------------------------------------------------------------
301 - 360                       125      14,389,820    31.05       9.089
-------------------------------------------------------------------------
TOTAL:                          607      46,344,830      100       9.602
-------------------------------------------------------------------------
Minimum: 1
Maximum: 347
Weighted Average: 253.0

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---


13. SEASONING

-----------------------------------------------------------------------
                                                   % OF
                          NUMBER        TOTAL      TOTAL        WTD
                            OF         CURRENT    CURRENT       AVG
SEASONING                  LOANS       BALANCE    BALANCE      COUPON
-----------------------------------------------------------------------
13 - 24                     114      12,761,189     27.54       9.047
----------------------------------------------------------------------
25 - 36                      18       1,728,448      3.73       8.616
----------------------------------------------------------------------
37 - 48                       3         350,342      0.76      10.188
----------------------------------------------------------------------
49 - 60                       7         924,950         2       8.612
----------------------------------------------------------------------
61 - 72                      71       6,515,600     14.06       9.546
----------------------------------------------------------------------
73 - 84                      20       1,219,425      2.63       9.327
----------------------------------------------------------------------
85 - 96                     121       5,704,724     12.31      10.308
----------------------------------------------------------------------
97 - 108                    148       6,495,090     14.01      10.636
----------------------------------------------------------------------
109 - 120                    19       1,627,764      3.51       7.854
----------------------------------------------------------------------
121 - 132                    20       1,865,137      4.02       8.421
----------------------------------------------------------------------
133 - 144                    10       1,133,963      2.45       8.662
----------------------------------------------------------------------
145 - 156                    12       1,170,266      2.53      10.753
----------------------------------------------------------------------
157 - 168                    34       3,391,931      7.32      10.687
----------------------------------------------------------------------
169 - 180                     5       1,239,366      2.67       10.48
----------------------------------------------------------------------
181 - 192                     3         135,796      0.29       7.498
----------------------------------------------------------------------
193 - 204                     1          32,923      0.07         8.5
----------------------------------------------------------------------
205 - 216                     1          47,917       0.1        4.75
----------------------------------------------------------------------
TOTAL:                      607      46,344,830       100       9.602
----------------------------------------------------------------------
Minimum: 13
Maximum: 210
Weighted Average: 78.0


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14. PROPERTY TYPE

-------------------------------------------------------------------------
                                                       % OF
                              NUMBER        TOTAL      TOTAL        WTD
                                OF         CURRENT    CURRENT       AVG
PROPERTY TYPE                  LOANS       BALANCE    BALANCE     COUPON
-------------------------------------------------------------------------
Single Family                   479      36,221,819     78.16      9.641
-------------------------------------------------------------------------
Condominium                      57       4,248,103      9.17      9.019
-------------------------------------------------------------------------
2-4 Family                       42       3,820,794      8.24      9.739
-------------------------------------------------------------------------
Manufactured Housing             19       1,016,145      2.19     10.564
-------------------------------------------------------------------------
Planned Unit Development          6         870,596      1.88      9.266
-------------------------------------------------------------------------
Townhouse                         3         146,126      0.32      8.351
-------------------------------------------------------------------------
Rowhouse                          1          21,248      0.05      10.99
-------------------------------------------------------------------------
TOTAL:                          607      46,344,830       100      9.602
-------------------------------------------------------------------------

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15. OCCUPANCY

---------------------------------------------------------------------
                                                   % OF
                          NUMBER        TOTAL      TOTAL        WTD
                            OF         CURRENT    CURRENT       AVG
OCCUPANCY                  LOANS       BALANCE    BALANCE     COUPON
---------------------------------------------------------------------
Primary                     507      40,977,138    88.42       9.549
---------------------------------------------------------------------
Investment                   44       2,791,830     6.02       9.228
---------------------------------------------------------------------
Unknown                      38       1,601,227     3.46      10.918
---------------------------------------------------------------------
Non-Owner Occupied           13         627,174     1.35      11.704
---------------------------------------------------------------------
Second Home                   5         347,462     0.75       9.013
---------------------------------------------------------------------
TOTAL:                      607      46,344,830      100       9.602
---------------------------------------------------------------------

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---


16. PURPOSE

---------------------------------------------------------------------
                                                  % OF
                         NUMBER        TOTAL      TOTAL        WTD
                           OF         CURRENT    CURRENT       AVG
PURPOSE                   LOANS       BALANCE    BALANCE     COUPON
---------------------------------------------------------------------
Refinance - Cashout        293       19,606,407    42.31       9.799
---------------------------------------------------------------------
Purchase                   194       17,530,628    37.83       9.226
---------------------------------------------------------------------
Refinance - Rate Term       77        7,282,411    15.71       9.753
---------------------------------------------------------------------
Unknown                     43        1,925,384     4.15      10.451
---------------------------------------------------------------------
TOTAL:                     607       46,344,830      100       9.602
---------------------------------------------------------------------

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---

17. DOCUMENTATION LEVEL

------------------------------------------------------------------------------
                                                           % OF
                                  NUMBER        TOTAL      TOTAL        WTD
                                    OF         CURRENT    CURRENT       AVG
DOCUMENTATION LEVEL                LOANS       BALANCE    BALANCE      COUPON
------------------------------------------------------------------------------
Full Doc 2 yrs (Z)                  222      16,065,819     34.67       9.444
------------------------------------------------------------------------------
Full Doc 1 yr (Y)                    57       5,958,221     12.86       9.673
------------------------------------------------------------------------------
One Paystub Obtained and VVOE(X)     51       5,023,324     10.84       9.031
------------------------------------------------------------------------------
Stated Documentation (C)             39       3,407,630      7.35       9.501
------------------------------------------------------------------------------
No Documentation (E)                 19       1,517,406      3.27       8.827
------------------------------------------------------------------------------
Unknown/NA                          219      14,372,430     31.01      10.054
------------------------------------------------------------------------------
TOTAL:                              607      46,344,830       100       9.602
------------------------------------------------------------------------------

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---


18. LIEN POSITION

-----------------------------------------------------------------------
                                                  % OF
                         NUMBER        TOTAL      TOTAL        WTD
LIEN                       OF         CURRENT    CURRENT       AVG
POSITION                  LOANS       BALANCE    BALANCE     COUPON
-----------------------------------------------------------------------
1st Lien                   574      45,667,900     98.54       9.567
-----------------------------------------------------------------------
2nd Lien                    33         676,931      1.46      11.965
-----------------------------------------------------------------------
TOTAL:                     607      46,344,830       100       9.602
-----------------------------------------------------------------------

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---


19. FICO SCORE

-----------------------------------------------------------------------
                                                     % OF
                         NUMBER        TOTAL         TOTAL        WTD
FICO                       OF         CURRENT       CURRENT       AVG
SCORE                     LOANS       BALANCE       BALANCE     COUPON
-----------------------------------------------------------------------
NA                          8           532,656       1.15      10.352
-----------------------------------------------------------------------
Below 500                  24         1,184,811       2.56      10.738
-----------------------------------------------------------------------
500 - 524                  37         3,379,024       7.29       9.558
-----------------------------------------------------------------------
525 - 549                  58         4,167,239       8.99      10.055
-----------------------------------------------------------------------
550 - 574                  79         5,231,342      11.29       9.994
-----------------------------------------------------------------------
575 - 599                  74         5,734,340      12.37       9.278
-----------------------------------------------------------------------
600 - 624                  62         4,482,897       9.67       9.664
-----------------------------------------------------------------------
625 - 649                  55         4,628,907       9.99       9.271
-----------------------------------------------------------------------
650 - 674                  66         6,258,622       13.5       9.821
-----------------------------------------------------------------------
675 - 699                  38         3,023,288       6.52       9.379
-----------------------------------------------------------------------
700 - 724                  30         1,966,511       4.24      10.098
-----------------------------------------------------------------------
725 - 749                  32         2,501,634        5.4       8.179
-----------------------------------------------------------------------
750 - 774                  19         1,312,643       2.83       10.05
-----------------------------------------------------------------------

-----------------------------------------------------------------------
775 - 799                  17         1,491,283       3.22       9.217
-----------------------------------------------------------------------
800 +                       8           449,634       0.97       8.363
-----------------------------------------------------------------------
TOTAL:                    607        46,344,830        100       9.602
-----------------------------------------------------------------------
Minimum: 436
Maximum: 810
Weighted Average: 622.4

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---


20. PERFORMANCE STATUS

-----------------------------------------------------------------------
                                                   % OF
                         NUMBER        TOTAL       TOTAL        WTD
                           OF         CURRENT     CURRENT       AVG
PERFORMANCE STATUS        LOANS       BALANCE     BALANCE     COUPON
-----------------------------------------------------------------------
Current                    607       46,344,830     100        9.602
-----------------------------------------------------------------------
TOTAL:                     607       46,344,830     100        9.602
-----------------------------------------------------------------------
Minimum: 0
Maximum: 0
Weighted Average: 0.0

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---


21. STATE OR TERRITORY

-------------------------------------------------------------------------
                                                       % OF
                            NUMBER        TOTAL        TOTAL        WTD
                              OF         CURRENT      CURRENT       AVG
STATE OR TERRITORY           LOANS       BALANCE      BALANCE     COUPON
-------------------------------------------------------------------------
Alabama                        9           246,861      0.53      11.599
-------------------------------------------------------------------------
Arizona                       19         1,347,948      2.91       9.821
-------------------------------------------------------------------------
Arkansas                       1            51,720      0.11         8.4
-------------------------------------------------------------------------
California                    60         6,173,241     13.32        9.48
-------------------------------------------------------------------------
Colorado                      14         1,569,401      3.39       9.512
-------------------------------------------------------------------------
Connecticut                   20         1,702,156      3.67       9.552
-------------------------------------------------------------------------
Delaware                       2           212,115      0.46       7.343
-------------------------------------------------------------------------
District of Columbia           1            36,569      0.08         9.9
-------------------------------------------------------------------------
Florida                       56         4,052,727      8.74       9.491
-------------------------------------------------------------------------
Georgia                       55         2,537,288      5.47      10.352
-------------------------------------------------------------------------
Hawaii                         1           493,663      1.07        7.75
-------------------------------------------------------------------------
Illinois                      22         1,028,297      2.22      10.336
-------------------------------------------------------------------------
Indiana                       14           642,436      1.39      10.399
-------------------------------------------------------------------------
Iowa                           4           259,898      0.56       7.501
-------------------------------------------------------------------------
Kansas                         1            63,048      0.14       10.45
-------------------------------------------------------------------------
Kentucky                       1            89,277      0.19       10.49
-------------------------------------------------------------------------
Louisiana                      7           397,986      0.86       8.743
-------------------------------------------------------------------------
Maryland                       6           385,077      0.83       8.904
-------------------------------------------------------------------------
Massachusetts                  8           794,230      1.71       8.998
-------------------------------------------------------------------------
Michigan                      28         1,166,619      2.52       10.33
-------------------------------------------------------------------------

-------------------------------------------------------------------------
Minnesota                      7           461,361         1       9.657
-------------------------------------------------------------------------
Mississippi                    2            88,653      0.19       9.347
-------------------------------------------------------------------------
Missouri                      11           528,818      1.14      10.673
-------------------------------------------------------------------------
Nevada                         4           268,464      0.58       7.634
-------------------------------------------------------------------------
New Hampshire                  1            57,393      0.12       15.05
-------------------------------------------------------------------------
New Jersey                    38         3,106,413       6.7       9.297
-------------------------------------------------------------------------
New Mexico                     5           748,475      1.62       7.906
-------------------------------------------------------------------------
New York                      58         8,844,444     19.08       9.417
-------------------------------------------------------------------------
North Carolina                10           499,817      1.08      10.798
-------------------------------------------------------------------------
Ohio                          30         1,702,298      3.67      10.203
-------------------------------------------------------------------------
Oklahoma                       3            72,498      0.16      11.436
-------------------------------------------------------------------------
Oregon                         9           646,592       1.4       9.667
-------------------------------------------------------------------------
Pennsylvania                  20         1,046,741      2.26       8.854
-------------------------------------------------------------------------
Rhode Island                   6           637,567      1.38       8.596
-------------------------------------------------------------------------
South Carolina                22           670,020      1.45      10.938
-------------------------------------------------------------------------
South Dakota                   1            46,999       0.1       10.95
-------------------------------------------------------------------------
Tennessee                      7           219,306      0.47      10.904
-------------------------------------------------------------------------
Texas                         15           812,781      1.75      10.352
-------------------------------------------------------------------------
Utah                           5           575,967      1.24       9.118
-------------------------------------------------------------------------
Virginia                       2           155,207      0.33      11.207
-------------------------------------------------------------------------
Washington                    14         1,466,602      3.16      10.141
-------------------------------------------------------------------------
West Virginia                  1            55,656      0.12       11.55
-------------------------------------------------------------------------
Wisconsin                      7           382,204      0.82       9.526
-------------------------------------------------------------------------
TOTAL:                       607        46,344,830       100       9.602
-------------------------------------------------------------------------
Number of States Represented: 43

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---


22. GEOGRAPHIC DISTRIBUTION BY BALANCE

-----------------------------------------------------------------------
                                                    % OF
GEOGRAPHIC               NUMBER        TOTAL        TOTAL        WTD
DISTRIBUTION               OF         CURRENT      CURRENT       AVG
BY BALANCE                LOANS       BALANCE      BALANCE     COUPON
-----------------------------------------------------------------------
New York                    58        8,844,444     19.08       9.417
-----------------------------------------------------------------------
California                  60        6,173,241     13.32        9.48
-----------------------------------------------------------------------
Florida                     56        4,052,727      8.74       9.491
-----------------------------------------------------------------------
New Jersey                  38        3,106,413       6.7       9.297
-----------------------------------------------------------------------
Georgia                     55        2,537,288      5.47      10.352
-----------------------------------------------------------------------
Ohio                        30        1,702,298      3.67      10.203
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Connecticut                 20        1,702,156      3.67       9.552
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Colorado                    14        1,569,401      3.39       9.512
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Washington                  14        1,466,602      3.16      10.141
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Arizona                     19        1,347,948      2.91       9.821
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Michigan                    28        1,166,619      2.52       10.33
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Pennsylvania                20        1,046,741      2.26       8.854
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Illinois                    22        1,028,297      2.22      10.336
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Texas                       15          812,781      1.75      10.352
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Massachusetts                8          794,230      1.71       8.998
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New Mexico                   5          748,475      1.62       7.906
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South Carolina              22          670,020      1.45      10.938
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Oregon                       9          646,592       1.4       9.667
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Indiana                     14          642,436      1.39      10.399
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Rhode Island                 6          637,567      1.38       8.596
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Other                       94        5,648,556     12.19       9.515
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TOTAL:                     607       46,344,830       100       9.602
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Number of States Represented: 43

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